Exhibit No. 21.1
The X-Change Corporation
File No.  000-53132
Form 10-K
For the year ended December 31, 2012

List of Subsidiaries

Caballo Blanco Communications, Ltd.
PolySilicon, Inc.
Big Sky Oil, Inc.
Cut Bank Operating, Inc.